AMENDMENT NO. 1 TO THE

DISTRIBUTION AGREEMENT

This Amendment No. 1 to the Distribution Agreement is entered into as of April 27, 2026 (this “Amendment”), by and between Corgi ETF Trust I, a Delaware statutory trust (the “Trust”), on behalf of each of its series listed on Exhibit A hereto, effective with respect to each such series upon the commencement of operations of such series (each, a “Fund” and collectively, the “Funds”), and Paralel Distributors LLC, a Delaware limited liability company (the “Distributor”).

WHEREAS, the Trust and the Distributor entered into that certain Distribution Agreement, dated as of October 21, 2025 (the “Agreement”); and

WHEREAS, the Trust and the Distributor desire to amend the Agreement to update Exhibit A thereto to reflect the addition of certain new Funds, which shall become subject to the Agreement upon the commencement of operations of each such Fund.

NOW, THEREFORE, in consideration of the mutual promises and undertakings herein contained, the parties agree as follows:

1.  Definitions.  Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Agreement.

2.  Amendment.  Effective as of the date of this Amendment, Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto. Each Fund listed on Exhibit A attached hereto shall become subject to the Agreement upon the commencement of operations of such Fund.

3.  Miscellaneous.  Except as expressly amended hereby, the Agreement shall remain in full force and effect. Nothing contained herein shall be construed as a waiver or modification of any existing rights or obligations under the Agreement, except as expressly modified hereby. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer as of the date first written above.

CORGI ETF TRUST I
A Delaware statutory trust

By:	_____/s/ Emily Yuan____
Name:	Emily Yuan
Title:	President, Corgi Strategies, LLC

PARALEL DISTRIBUTORS LLC
A Delaware limited liability company

By:	_______/s/ Bradley Swenson_______
Name:	Bradley Swenson
Title:	President

EXHIBIT A

Funds

Each Fund listed below shall become subject to the Agreement upon the commencement of operations of such Fund.

1.  Corgi Mag 7 ETF

2.  Corgi Bay Area Based ETF

3.  Corgi NYC Based ETF

4.  Corgi Aerospace & Commercial Aviation ETF

5.  Corgi AI Cybersecurity ETF

6.  Corgi Battery Energy Storage Systems ETF

7.  Corgi Beauty, Skincare & Aesthetics ETF

8.  Corgi Coffee & Energy Drinks ETF

9.  Corgi Crypto Infrastructure ETF

10.  Corgi Data & Surveillance ETF

11.  Corgi Genomics & Precision Medicine ETF

12.  Corgi High Voltage Grid Equipment ETF

13.  Corgi Lifestyle Brands ETF

14.  Corgi Longevity Consumer ETF

15.  Corgi Natural Gas Power & Turbines ETF

16.  Corgi Ports, Rail & Freight ETF

17.  Corgi Quantum Computing ETF

18.  Corgi Robots & Humanoids ETF

19.  Corgi Shipping & Global Logistics ETF

20.  Corgi Sports Betting & Gambling ETF

21.  Corgi Travel & Leisure ETF

22.  Corgi U.S. War Machine ETF

23.  Corgi Buy Now Pay Later ETF

24.  Corgi Space & Satellite Communications ETF

25.  Corgi Digital Banking & Fintech Infrastructure ETF

26.  Corgi Lithography & Semiconductor Photonics ETF

27.  Corgi Drones & Urban Air Mobility ETF

28.  Corgi IP Licensing & Royalties ETF

29.  Corgi All World 2x Daily ETF

30.  Corgi Brazil 2x Daily ETF

31.  Corgi China 2x Daily ETF

32.  Corgi Chinese Internet 2x Daily ETF

33.  Corgi Emerging Markets 2x Daily ETF

34.  Corgi Europe Equities 2x Daily ETF

35.  Corgi Ex-U.S. Equities 2x Daily ETF

36.  Corgi Gold 2x Daily ETF

37.  Corgi India 2x Daily ETF

38.  Corgi U.S. Large-Cap 2x Daily ETF

39.  Corgi U.S. Mega-Cap Growth 2x Daily ETF

40.  Corgi U.S. Mid-Cap 2x Daily ETF

41.  Corgi Platinum 2x Daily ETF

42.  Corgi Silver 2x Daily ETF

43.  Corgi U.S. Small-Cap 2x Daily ETF

44.  Corgi South Korea 2x Daily ETF

45.  Corgi Taiwan 2x Daily ETF

46.  Corgi Total U.S. Market 2x Daily ETF

47.  Corgi U.S. Biotech 2x Daily ETF

48.  Corgi U.S. Consumer Discretionary 2x Daily ETF

49.  Corgi U.S. Consumer Staples 2x Daily ETF

50.  Corgi U.S. Energy 2x Daily ETF

51.  Corgi U.S. Financials 2x Daily ETF

52.  Corgi U.S. Growth 2x Daily ETF

53.  Corgi U.S. Healthcare 2x Daily ETF

54.  Corgi U.S. Industrials 2x Daily ETF

55.  Corgi U.S. Infrastructure 2x Daily ETF

56.  Corgi U.S. Materials 2x Daily ETF

57.  Corgi U.S. Micro-Cap 2x Daily ETF

58.  Corgi U.S. Real Estate 2x Daily ETF

59.  Corgi U.S. Regional Banks 2x Daily ETF

60.  Corgi U.S. Semiconductors 2x Daily ETF

61.  Corgi U.S. Technology 2x Daily ETF

62.  Corgi U.S. Utilities 2x Daily ETF

63.  Corgi Copper 2x Daily ETF

64.  Corgi All Commodities 2x Daily ETF

65.  Corgi Oil 2x Daily ETF

66.  Corgi Natural Gas 2x Daily ETF

67.  Corgi Uranium 2x Daily ETF

68.  Corgi Palladium 2x Daily ETF

69.  Corgi AGIX 2x Daily ETF

70.  Corgi Aerospace & Commercial Aviation 2x Daily ETF

71.  Corgi AI Cybersecurity 2x Daily ETF

72.  Corgi Battery Energy Storage Systems 2x Daily ETF

73.  Corgi Bay Area Based 2x Daily ETF

74.  Corgi Beauty, Skincare & Aesthetics 2x Daily ETF

75.  Corgi Coffee & Energy Drinks 2x Daily ETF

76.  Corgi Crypto Infrastructure 2x Daily ETF

77.  Corgi Data & Surveillance 2x Daily ETF

78.  Corgi Genomics & Precision Medicine 2x Daily ETF

79.  Corgi High Voltage Grid Equipment 2x Daily ETF

80.  Corgi Lifestyle Brands 2x Daily ETF

81.  Corgi Longevity Consumer 2x Daily ETF

82.  Corgi Natural Gas Power & Turbines 2x Daily ETF

83.  Corgi NYC Based 2x Daily ETF

84.  Corgi Ports, Rail & Freight 2x Daily ETF

85.  Corgi Quantum Computing 2x Daily ETF

86.  Corgi Robots & Humanoids 2x Daily ETF

87.  Corgi Shipping & Global Logistics 2x Daily ETF

88.  Corgi Sports Betting & Gambling 2x Daily ETF

89.  Corgi Travel & Leisure 2x Daily ETF

90.  Corgi U.S. War Machine 2x Daily ETF

91.  Corgi Buy Now Pay Later 2x Daily ETF

92.  Corgi Space & Satellite Communications 2x Daily ETF

93.  Corgi Mag 7 2x Daily ETF

94.  Corgi IP Licensing & Royalties 2x Daily ETF

95.  Corgi Drones & Urban Air Mobility 2x Daily ETF

96.  Corgi Lithography & Semiconductor Photonics 2x Daily ETF

97.  Corgi Digital Banking & Fintech Infrastructure 2x Daily ETF

98.  Corgi Growth & Technology 15% Structured Buffer ETF - May Series

99.  Corgi U.S. Equities 10% Structured Buffer ETF - May Series

100.  Corgi U.S. Equities 15% Structured Buffer ETF - May Series

101.  Corgi Emerging Markets Equities 15% Structured Buffer ETF - May Series

102.  Corgi International Developed Equities 15% Structured Buffer ETF - May Series

103.  Corgi Growth & Technology 10% Structured Buffer ETF - May Series

104.  Corgi U.S. Equities 100% Structured Buffer ETF - May Series

105.  Corgi U.S. Equities 30% Structured Buffer ETF - May Series

106.  Corgi U.S. Small-Cap 15% Structured Buffer ETF - May Series

107.  Corgi Growth & Technology 15% Structured Buffer ETF - August Series

108.  Corgi Growth & Technology 15% Structured Buffer ETF - July Series

109.  Corgi Growth & Technology 15% Structured Buffer ETF - June Series

110.  Corgi U.S. Equities 10% Structured Buffer ETF - August Series

111.  Corgi U.S. Equities 10% Structured Buffer ETF - July Series

112.  Corgi U.S. Equities 10% Structured Buffer ETF - June Series

113.  Corgi U.S. Equities 15% Structured Buffer ETF - August Series

114.  Corgi U.S. Equities 15% Structured Buffer ETF - July Series

115.  Corgi U.S. Equities 15% Structured Buffer ETF - June Series

116.  Corgi Emerging Markets Equities 15% Structured Buffer ETF - June Series

117.  Corgi International Developed Equities 15% Structured Buffer ETF - June Series

118.  Corgi Growth & Technology 10% Structured Buffer ETF - August Series

119.  Corgi Growth & Technology 10% Structured Buffer ETF - July Series

120.  Corgi Growth & Technology 10% Structured Buffer ETF - June Series

121.  Corgi U.S. Equities 100% Structured Buffer ETF - June Series

122.  Corgi U.S. Equities 30% Structured Buffer ETF - June Series

123.  Corgi U.S. Small-Cap 15% Structured Buffer ETF - June Series

124.  Corgi Growth & Technology 10% Structured Buffer ETF - April Series

125.  Corgi Growth & Technology 10% Structured Buffer ETF - December Series

126.  Corgi Growth & Technology 10% Structured Buffer ETF - February Series

127.  Corgi Growth & Technology 10% Structured Buffer ETF - January Series

128.  Corgi Growth & Technology 10% Structured Buffer ETF - March Series

129.  Corgi Growth & Technology 10% Structured Buffer ETF - November Series

130.  Corgi Growth & Technology 10% Structured Buffer ETF - October Series

131.  Corgi Growth & Technology 10% Structured Buffer ETF - September Series

132.  Corgi Growth & Technology 15% Structured Buffer ETF - April Series

133.  Corgi Growth & Technology 15% Structured Buffer ETF - December Series

134.  Corgi Growth & Technology 15% Structured Buffer ETF - February Series

135.  Corgi Growth & Technology 15% Structured Buffer ETF - January Series

136.  Corgi Growth & Technology 15% Structured Buffer ETF - March Series

137.  Corgi Growth & Technology 15% Structured Buffer ETF - November Series

138.  Corgi Growth & Technology 15% Structured Buffer ETF - October Series

139.  Corgi Growth & Technology 15% Structured Buffer ETF - September Series

140.  Corgi U.S. Equities 10% Structured Buffer ETF - April Series

141.  Corgi U.S. Equities 10% Structured Buffer ETF - December Series

142.  Corgi U.S. Equities 10% Structured Buffer ETF - February Series

143.  Corgi U.S. Equities 10% Structured Buffer ETF - January Series

144.  Corgi U.S. Equities 10% Structured Buffer ETF - March Series

145.  Corgi U.S. Equities 10% Structured Buffer ETF - November Series

146.  Corgi U.S. Equities 10% Structured Buffer ETF - October Series

147.  Corgi U.S. Equities 10% Structured Buffer ETF - September Series

148.  Corgi U.S. Equities 15% Structured Buffer ETF - April Series

149.  Corgi U.S. Equities 15% Structured Buffer ETF - December Series

150.  Corgi U.S. Equities 15% Structured Buffer ETF - February Series

151.  Corgi U.S. Equities 15% Structured Buffer ETF - January Series

152.  Corgi U.S. Equities 15% Structured Buffer ETF - March Series

153.  Corgi U.S. Equities 15% Structured Buffer ETF - November Series

154.  Corgi U.S. Equities 15% Structured Buffer ETF - October Series

155.  Corgi U.S. Equities 15% Structured Buffer ETF - September Series

156.  Corgi Emerging Markets Equities 15% Structured Buffer ETF - August Series

157.  Corgi Emerging Markets Equities 15% Structured Buffer ETF - July Series

158.  Corgi International Developed Equities 15% Structured Buffer ETF - August Series

159.  Corgi International Developed Equities 15% Structured Buffer ETF - July Series

160.  Corgi U.S. Equities 100% Structured Buffer ETF - August Series

161.  Corgi U.S. Equities 100% Structured Buffer ETF - July Series

162.  Corgi U.S. Equities 30% Structured Buffer ETF - August Series

163.  Corgi U.S. Equities 30% Structured Buffer ETF - July Series

164.  Corgi U.S. Small-Cap 15% Structured Buffer ETF - August Series

165.  Corgi U.S. Small-Cap 15% Structured Buffer ETF - July Series

166.  Corgi Emerging Markets Equities 15% Structured Buffer ETF - April Series

167.  Corgi Emerging Markets Equities 15% Structured Buffer ETF - December Series

168.  Corgi Emerging Markets Equities 15% Structured Buffer ETF - February Series

169.  Corgi Emerging Markets Equities 15% Structured Buffer ETF - January Series

170.  Corgi Emerging Markets Equities 15% Structured Buffer ETF - March Series

171.  Corgi Emerging Markets Equities 15% Structured Buffer ETF - November Series

172.  Corgi Emerging Markets Equities 15% Structured Buffer ETF - October Series

173.  Corgi Emerging Markets Equities 15% Structured Buffer ETF - September Series

174.  Corgi International Developed Equities 15% Structured Buffer ETF - April Series

175.  Corgi International Developed Equities 15% Structured Buffer ETF - December Series

176.  Corgi International Developed Equities 15% Structured Buffer ETF - February Series

177.  Corgi International Developed Equities 15% Structured Buffer ETF - January Series

178.  Corgi International Developed Equities 15% Structured Buffer ETF - March Series

179.  Corgi International Developed Equities 15% Structured Buffer ETF - November Series

180.  Corgi International Developed Equities 15% Structured Buffer ETF - October Series

181.  Corgi International Developed Equities 15% Structured Buffer ETF - September Series

182.  Corgi U.S. Equities 100% Structured Buffer ETF - April Series

183.  Corgi U.S. Equities 100% Structured Buffer ETF - December Series

184.  Corgi U.S. Equities 100% Structured Buffer ETF - February Series

185.  Corgi U.S. Equities 100% Structured Buffer ETF - January Series

186.  Corgi U.S. Equities 100% Structured Buffer ETF - March Series

187.  Corgi U.S. Equities 100% Structured Buffer ETF - November Series

188.  Corgi U.S. Equities 100% Structured Buffer ETF - October Series

189.  Corgi U.S. Equities 100% Structured Buffer ETF - September Series

190.  Corgi U.S. Equities 30% Structured Buffer ETF - April Series

191.  Corgi U.S. Equities 30% Structured Buffer ETF - December Series

192.  Corgi U.S. Equities 30% Structured Buffer ETF - February Series

193.  Corgi U.S. Equities 30% Structured Buffer ETF - January Series

194.  Corgi U.S. Equities 30% Structured Buffer ETF - March Series

195.  Corgi U.S. Equities 30% Structured Buffer ETF - November Series

196.  Corgi U.S. Equities 30% Structured Buffer ETF - October Series

197.  Corgi U.S. Equities 30% Structured Buffer ETF - September Series

198.  Corgi U.S. Small-Cap 15% Structured Buffer ETF - April Series

199.  Corgi U.S. Small-Cap 15% Structured Buffer ETF - December Series

200.  Corgi U.S. Small-Cap 15% Structured Buffer ETF - February Series

201.  Corgi U.S. Small-Cap 15% Structured Buffer ETF - January Series

202.  Corgi U.S. Small-Cap 15% Structured Buffer ETF - March Series

203.  Corgi U.S. Small-Cap 15% Structured Buffer ETF - November Series

204.  Corgi U.S. Small-Cap 15% Structured Buffer ETF - October Series

205.  Corgi U.S. Small-Cap 15% Structured Buffer ETF - September Series